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                                                                   EXHIBIT 10.14

                       AMENDMENT AND TERMINATION AGREEMENT

      THIS AMENDMENT AND TERMINATION AGREEMENT (this "AMENDMENT") to that certain Change in Control Agreement by and between Corrpro Companies, Inc., an Ohio corporation (the "COMPANY") and George A. Gehring (the "EXECUTIVE") dated November 2, 2000 (the "AGREEMENT") is made and entered into this 23rd day of October, 2003 by and between the Company and the Executive.

      WHEREAS, Wingate Partners III, L.P., a Delaware limited partnership (together with its assigns, "WINGATE") is a party to this Amendment for the limited purpose of providing assurance that it will vote all of its equity ownership in the Company after the Closing to carry out the terms of Section 1(d) hereof and for the purpose of consenting that it will not require or request that the Company, before the Closing, take any action inconsistent or contrary to the terms of this Agreement;

      WHEREAS, Wingate and the Company executed a term sheet dated September 11, 2003 to enter into an agreement whereby Wingate proposes to purchase $13.0 million in redeemable preferred stock of the Company (the "PREFERRED STOCK"), and Wingate would hold detachable warrants to purchase 40% of the fully diluted common stock at a nominal cost, all the Preferred Stock would represent 51% of the fully diluted voting power of the common stock of the Company (including authorized but unissued options) and the holders of Preferred Stock would have the right to elect the number of directors constituting a majority of the Board of Directors of the Company (the "BOARD") authorized by the Company's certificate of incorporation or bylaws (the "TRANSACTIONS"); and

      WHEREAS, Wingate has made it a condition to consummation of the Transactions that the Executive terminate the Agreement; and

      WHEREAS, the Executive believes that it is in the best interest of the Executive to terminate the Agreement in conjunction with the Transactions; and

      WHEREAS, the Company and the Executive have entered into the Agreement and desire to amend its terms in accordance with Section 5.5 of the Agreement; and

      WHEREAS the Board or a designated committee thereof has approved this Amendment in accordance with Section 5.5 of the Agreement.

      NOW, THEREFORE, in consideration of the mutual promises, conditions and covenants contained herein and in the Agreement, and other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:

      1. Effective immediately upon execution of this Amendment, all of the terms and conditions of the Agreement shall be terminated in their entirety, null and void and shall no longer be of any force or effect and the Executive releases any right to receive any and all payments under the Agreement; provided that if the Company fails to fulfill all of the Conditions (as defined below), then the Agreement shall not be terminated and remain in full force and effect and the Executive shall have the right to receive payments as provided in the Agreement. The "CONDITIONS" shall mean:

            (a) The consummation of the issuance and sale of the Preferred Stock to Wingate (the "CLOSING") will have occurred.

            (b) Prior to the Closing, the Company will not terminate, amend or modify that certain Employment Agreement between the Executive and the Company dated November 2,

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      2000 (the "EMPLOYMENT AGREEMENT"), unless such amendment or modification results in terms that are no less favorable to the Executive than those that currently exist in the Employment Agreement, it being understood that if the Employment Agreement is in effect immediately after the Closing this condition is fully satisfied.

            (c) Prior to the Closing, the Company shall execute and deliver to the Executive an amendment to the Employment Agreement (in the form of Exhibit A attached hereto), which amendment extends the end date of the term of the Employment Agreement to March 31, 2006.

            (d) On or before the 180th day after the Closing, the Company will, whether by increasing the number of existing stock options that may be granted under the current stock option plan, by establishing a new equity incentive plan or plans or by some combination thereof, have a total option pool (consisting of shares of common stock of the Company issuable upon exercise of options granted (including all options described in Sections 1(d) and 1(e) below) and options available for grant to directors, officers and employees) equal to 15% of the fully diluted common stock of the Company (to be calculated immediately after the Closing).

            (e) Within 180 days after the Closing, if the Executive is employed by the Company on the date of grant or he has either been terminated by the Company without "Good Cause" (as defined in the Employment Agreement) or resigned for a reason permitted by Section 7 of the Employment Agreement prior to the date of grant, the Company will issue to the Executive an option to purchase a minimum of 100,000 shares of common stock of the Company with an exercise price equal to the fair market value of the stock on the Determination Date and an option to purchase a minimum of 100,000 shares of common stock of the Company with an exercise price equal to 200% of the fair market value of the stock on the Determination Date; for purposes of this Amendment, "Determination Date" shall mean the 90th day after the Closing and "fair market value of the stock on the Determination Date" shall mean that value of one share of the common stock of the Company calculated on the 90th day after the Closing using the volume weighted average prices on the American Stock Exchange of such stock for the 30 day period prior to the 90th day after the Closing, or, if such average is not available, using the average of the closing sale prices for such stock for the 30 day period prior to the 90th day after the Closing.

            (f) Any options held by the Executive under the existing plan with an exercise price greater than the fair market value of the stock on the Determination Date shall be modified, with the Executive's consent, as follows: (i) the exercise price of 50% of such options shall equal 100% of the fair market value of the stock on the Determination Date, and (ii) the exercise price of 50% of such options shall equal 200% of the fair market value of the stock on the Determination Date; such modification may include either a repricing of such options or, subject to review by the Company's accountant for adverse accounting treatment, a cancellation of such options and issuance of new options under the existing option plan or a new option plan.

            (g) Any options granted in accordance with Section 1(e) hereof or modified (or granted) in accordance with Section 1(f) hereof shall include the following terms: (i) vesting in 5 equal installments over 5 years beginning on the date of grant of such option, provided, however, that in the event of a "change of control" (as defined in the applicable plan), such options shall become 100% vested; and (ii) a 10 year term (subject to early termination or forfeiture in accordance with the terms of the applicable plan). If the Executive is either terminated by the Company without "good cause" (as defined in the Employment Agreement) or resigns for a reason permitted by Section 7 of the Employment Agreement, any options granted in accordance with Section 1(e) hereof shall be vested at the greater of 50% or the percent vested according to the five year vesting schedule.

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            (h)   If the Executive is employed by the Company on the date which is 6 months after the Closing, or he has either been terminated by the Company without Good Cause or resigned for a reason permitted by Section 7 of the Employment Agreement prior to such date, the Executive shall be entitled to a $50,000 bonus on such date.

            (i) The Company shall not modify the structure, terms or conditions of the Company's bonus plan for the fiscal year ending March 31, 2004.

      2. This Amendment shall be governed in all respects by the laws of the State of Ohio, without giving effect to the conflicts of laws principles thereof.

      3. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto, provided, however, that the rights of any party hereto shall not be assignable without the written consent of all the other parties to this Amendment. The Company will require that any successor (whether direct or indirect, by purchase of stock or assets, by merger, by consolidation or otherwise) to all or substantially all of the business and/or assets of the Company be liable for the obligations owed to Executive hereunder and will require that any such successor perform this Amendment in the same manner and to the same extent that the Company is obligated to perform it. Any succession shall not, however, relieve or alter the Company's continuing liability for obligations owing to Executive hereunder.

      4. This Amendment and the Agreement constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and shall supersede and cancel all other prior agreements between the parties hereto with regard to the subject matter hereof. Neither this Amendment nor any term hereof may be amended, waived, discharged, or terminated other than by a written instrument signed by all the parties to this Amendment.

      5. In the event that any provision of this Amendment becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Amendment shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Amendment to any party.

      6. This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Amendment, and all of which, when taken together, shall be deemed to constitute one and the same Amendment. The exchange of copies of this Amendment and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes. Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for any purpose whatsoever.

      7. The Executive acknowledges and agrees to each of the following items:

            (a) I am executing this Amendment voluntarily and without any duress or undue influence by the Company, Wingate or anyone else; and

            (b) I have carefully read this Amendment and I have asked any questions needed for me to understand the terms, consequences and binding effect of this Amendment and fully understand them; and

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            (c)   I have been advised by the Company to obtain the advice of an attorney of my choice prior to signing this Amendment.

      8. Wingate is a party to this Amendment for the limited purpose of providing assurance that it will vote all of its equity ownership in the Company after the Closing to carry out the terms of Section 1(d) hereof and, further, Wingate agrees that it will not require or request that the Company, before the Closing, take any action inconsistent or contrary to the terms of this Agreement; if the Executive is employed by the Company on the day after Closing, it shall be conclusively presumed that Wingate has not taken any such action.

                                 **************

      IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the day and year first set forth above.

                                           THE EXECUTIVE:

                                           ________________________________
                                           Name: George A. Gehring

                                           THE COMPANY:

                                           Corrpro Companies, Inc.

                                           By: ____________________________
                                               Name: ______________________
                                               Title:______________________

                                           WINGATE PARTNERS III, L.P.

                                           By: ____________________________
                                               Name: ______________________
                                               Title:______________________

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                                    EXHIBIT A

                        AMENDMENT TO EMPLOYMENT AGREEMENT

      THIS SECOND AMENDMENT (this "AMENDMENT") to that certain Employment Agreement by and among Corrpro Companies, Inc., an Ohio corporation (the "COMPANY") and George A. Gehring (the "EXECUTIVE") dated November 2, 2000 (the "AGREEMENT") and amended by Amendment to November 2000 Agreement dated July 16, 2003 is made and entered into this 23rd day of October, 2003 by and between the Company and the Executive.

      WHEREAS, the Company and the Executive entered into a certain Amendment and Termination Agreement dated October 23, 2003, whereby the Company agreed to execute and deliver to the Executive an amendment to the Agreement to extend the term of the Agreement to March 31, 2006; and

      WHEREAS, the Executive believes that it is in his best interest to amend the Agreement to extend the term of the Agreement to March 31, 2006; and

      WHEREAS, the Company and the Executive have entered into the Agreement and desire to amend its terms in accordance with Section 17 of the Agreement.

      NOW, THEREFORE, in consideration of the mutual promises, conditions and covenants contained herein and in the Agreement, and other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:

      1. Effective immediately upon execution of this Amendment, Section 1(a) of the Agreement, as amended, is amended by substituting "March 31, 2006" as the ending date of the term of the Agreement.

      2. Effective immediately upon execution of this Amendment, Section 15 of this Agreement is amended by adding, following the first sentence of Section 15, the following: The Company will require that any successor (whether direct or indirect, by purchase of stock or assets, by merger, by consolidation or otherwise) to all or substantially all of the business and/or assets of the Company be liable for the obligations owed to Executive hereunder and will require that any such successor perform this Agreement in the same manner and to the same extent that the Company is obligated to perform it. Any succession shall not, however, relieve or alter the Company's continuing liability for obligations owing to Executive hereunder.

      3.    Except as amended hereby, the Agreement shall remain in full effect.

      4. The Executive acknowledges and agrees to each of the following items:

            (a) I am executing this Amendment voluntarily and without any duress or undue influence by the Company or anyone else;

            (b) I have carefully read this Amendment and I have asked any questions needed for me to understand the terms, consequences and binding effect of this Amendment and fully understand them; and

            (c) I have been advised by the Company to obtain the advice of an attorney of my choice prior to signing this Amendment.

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      IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the day and year first set forth above.

                                           THE EXECUTIVE:

                                           _________________________________
                                           George A. Gehring

                                           THE COMPANY:

                                           Corrpro Companies, Inc.

                                           By: ____________________________
                                               Name: ______________________
                                               Title:______________________

Schedule to Exhibits 10.14 and 10.15. The form of amendment and termination agreement, and amendment to executive officer employment agreement attached to this Annual Report on Form 10-K have been executed by the Company and Barry W. Schadeck, George A. Gehring, Jr., Michael K. Baach, David H. Kroon, Robert M. Mayer and John D. Moran. Messrs. Schadeck, Gehring, Baach, Kroon, Mayer and Moran are executive officers named in the Company's proxy statement dated February 17, 2004. Except for Mr. Schadeck's agreements, the provisions of the agreements executed are substantially identical in all material respects. Mr. Schadeck's agreements differ from the form of agreements only to the extent of reflecting that Commonwealth Seager Holdings, Ltd. ("CSG"), a wholly-owned subsidiary of the Company, and Corrtech Consulting Group are parties to Mr. Schadeck's executive employment agreements rather than the Company.

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